Exhibit 10.1
AMENDMENT NO. 1 TO MANAGEMENT SERVICES AGREEMENT

This AMENDMENT NO. 1 TO MANAGEMENT SERVICES AGREEMENT (this “Amendment”), is dated as of December 10, 2025, by and between Granite Ridge Resources, Inc., a Delaware corporation (“Company”), and Grey Rock Administration, LLC, a Delaware limited liability company (“Service Provider”). Company and Service Provider are hereinafter each referred to as a “Party” and together as the “Parties.” Defined terms used in this Agreement but not otherwise defined herein shall have the meanings assigned to such terms in the MSA (as defined below).

WHEREAS, Granite Ridge and Service Provider entered into that certain Management Services Agreement dated October 24, 2022 (as amended, the “MSA”), and each of GR Fund IV and Grey Rock Energy Fund V, LP, a Delaware limited partnership (“Fund V-A”), Grey Rock Energy Fund V-B, LP, a Delaware limited partnership (“Fund V-B”), and Grey Rock Energy Fund V-C, LP, a Delaware limited partnership (“Fund V-C” and, together with Fund V-A and Fund V-B, collectively, “GR Fund V”), joined in the execution of the MSA for purposes of Section 3.8 of the MSA; and
WHEREAS, pursuant to, and in accordance with, Section 6.8 of the MSA, the Company and Service Provider desire to amend and restate Section 3.1 of the MSA (pertaining to the Services Fee) and Section 4.1 of the MSA (pertaining to the Term), each effective as of January 1, 2026 (the “Amendment Effective Date”).
NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained in this Amendment, and for other good and valuable consideration, the sufficiency of which the Parties hereby acknowledge, the Parties hereto hereby agree as follows, effective as of the Amendment Effective Date:

1.Amendment to Section 3.1 of MSA. Effective as of the Amendment Effective Date, Section 3.1 of the MSA is hereby amended and restated in its entirety to read as follows:

“3.1    Consideration. In addition to the obligations to provide indemnity and defense, as required under this Agreement, Company shall pay to Service Provider, (i) as the sole consideration for the Services provided by Service Provider, an annual amount equal to $11,750,000 per year during the Term and the Transition Services Period, prorated for any partial year in which the Services are provided (such amount, as modified from time to time pursuant to this Section 3.1, the “Services Fee”), plus (ii) to the extent such costs and expenses have not been previously paid by Company or out of Company funds or otherwise reimbursed to Service Provider by Company, reimbursement for all costs and expenses incurred by Service Provider (or any of its Affiliates) that are Company Group Costs (“Reimbursable Costs”). Company shall pay to Service Provider with respect to each calendar quarter during the Term and the Transition Services Period an amount equal to one-fourth of the annual Services Fee, prorated for any partial calendar quarter in which the Services are provided (such amount, the “Quarterly Services Fee”). Beginning on January 1, 2027, and on each anniversary thereafter during the Term, the Services Fee shall be adjusted to reflect changes in the United States Consumer Price Index for All Urban Consumers (CPI-U), All Items, U.S. City Average (1982-84 = 100), as published by the U.S. Bureau of Labor Statistics (the “CPI”). The adjusted Services Fee for each new year shall be determined by multiplying the Services Fee then in effect by a fraction, the numerator of which shall be the CPI most recently published for the month of October immediately preceding the adjustment date, and the denominator of which shall be the CPI published for the month of October for the prior year. If the CPI decreases or remains unchanged from the prior measurement period, the Services Fee shall not be reduced below the current Services Fee then in effect at such time. If the CPI is discontinued, revised, rebased, or replaced by the U.S. Bureau of Labor Statistics, a comparable successor index issued by the Bureau (or, if none, by a mutually agreed upon source) shall be used to determine the annual adjustment. Notwithstanding the foregoing, the Services Fee may be increased up to a maximum amount of $12,500,000 at any time with the prior written consent of each of Company’s Chief Executive Officer and Company’s Chief Financial Officer, provided that, subsequent to their determination to increase the Services Fee, such Chief Executive Officer and Chief Financial Officer notify the Conflicts Committee of the Board of Directors of the Company as to their determination and provide such Conflicts Committee with a reasonable basis for their determination.”
2.
3.Amendment to Section 4.1 of MSA. Effective as of the Amendment Effective Date, Section 4.1 of the MSA is hereby amended and restated in its entirety to read as follows:

4.“4.1    Term. This Agreement will commence on the Effective Date, and, unless earlier terminated in accordance with Section 4.2, will remain in effect until April 30, 2031 (the “Initial Term”), and shall continue in effect thereafter for consecutive one-year renewal terms (each, a “Renewal Term”), unless terminated at the end of the Initial Term or any Renewal Term (i) by Company by at least ninety (90) days’ prior notice, or (ii) by Service Provider by at least one hundred and twenty (120) days’ prior notice (the period from the Effective Date until the date on which this Agreement terminates, the “Term”).”
5.
6.Miscellaneous.

(a)Effect of Amendment; Entire Agreement. Except as expressly amended by this Amendment, the MSA and all other terms, conditions, and provisions of the MSA shall remain unchanged and in full force and effect. All references in the MSA to the “Agreement” shall hereafter be deemed to refer to the MSA as amended hereby.

(a)Successors and Assigns; Assignment. This Amendment shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. No Party shall assign any of their respective rights and obligations as set forth in this Amendment without the prior written consent of the other Party and any assignment in violation hereof shall be void and of no effect.

(b)Severability. If any term or provision of this Amendment is determined to be invalid, illegal, or incapable of being enforced by any rule of law or public policy, all other terms and provisions of this Amendment shall nevertheless remain in full force and effect. Upon a determination that any term or provision is invalid, illegal, or incapable of being enforced, the Parties shall negotiate in good faith to modify this Amendment so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

(c)Governing Law. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT OR THE RIGHTS, DUTIES, AND RELATIONSHIP OF THE PARTIES HERETO, SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT REFER CONSTRUCTION OF PROVISIONS TO THE LAWS OF ANOTHER JURISDICTION.

(d)Venue. EACH PARTY IRREVOCABLY CONSENTS AND AGREES THAT ANY ACTION, PROCEEDING, OR OTHER LITIGATION BY OR AGAINST ANY OTHER PARTY OR PARTIES WITH RESPECT TO ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE BROUGHT AND TRIED EXCLUSIVELY IN THE FEDERAL OR STATE COURTS LOCATED IN DALLAS, TEXAS, AND ANY SUCH LEGAL ACTION OR PROCEEDING MAY BE REMOVED TO THE AFORESAID COURTS. BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH PARTY ACCEPTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HEREBY IRREVOCABLY WAIVES (A) ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE WITH RESPECT ANY SUCH ACTION, PROCEEDING, OR LITIGATION ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY BROUGHT IN THE AFORESAID COURTS, AND (B) ANY RIGHT TO STAY OR DISMISS ANY SUCH ACTION, PROCEEDING, OR LITIGATION BROUGHT BEFORE THE AFORESAID COURTS ON THE BASIS OF FORUM NON-CONVENIENS.

(e)Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR OTHER LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(f)Counterparts. This Amendment may be executed by each Party in any number of counterparts, and each such counterpart of this Amendment shall be deemed to be an original instrument, and all of such counterparts shall constitute for all purposes one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission or other electronic imaging means (including by .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

*    *    *    *    *

IN WITNESS WHEREOF, each of the Parties has duly executed this Amendment to be effective as of the Amendment Effective Date set forth herein.
GRANITE RIDGE RESOURCES, INC.

By:    /s/ Tyler S. Farquharson
Name:     Tyler Farquharson
Its:    President & CEO

GREY ROCK ADMINISTRATION, LLC

By:    /s/ Matt Miller
Name:     Matt Miller
Its:     Manager

Amendment No. 1 to Management Services Agreement
Signature Page